F

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   August 5, 2009

Mass Hysteria Entertainment, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-146517	20-3107499
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

121 Interpark Blvd., Suite 1204
San Antonio, Texas 78216
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

 (ISSUER TELEPHONE NUMBER)

Michael Lambert, Inc.
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

In connection with the Change of Control, the Company issued 42,015,452 shares of common stock to Daniel Grodnik, its incoming Chairman and CEO and affiliated parties.
These shares were issued in reliance on the exemption under Section 4(2) of the Securities Act of 1933, as amended (the ‘Act’).

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

On August 5, 2009 (the "Effective Date"), pursuant to the terms of a Stock Purchase Agreement, Daniel Grodnik and affiliated parties purchased a total of 7,984,548 shares of issued and outstanding common stock of Mass Hysteria Entertainment Company, Inc. (the "Company") from Belmont Partners.  At this time, Belmont Partners’ designee was the sole officer and director of the Company. In addition to the shares sold by Belmont Partners, the Company also issued 42,015,452 shares to Daniel Grodnik and certain affiliated parties in connection with the Change of Control.  The total of 50,000,000 shares issued to Daniel Grodnik and the affiliated parties represents 75.72% of the shares of outstanding common stock of the Company at the time of transfer.  As part of the acquisition, and pursuant to the Stock Purchase Agreement, the following changes to the Company's directors and officers have occurred:

●	As of August 5, 2009, Daniel Grodnik was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary.

●	Joseph Meuse then resigned as a member of the Company's Board of Directors and as the Company's President and Secretary, effective August 5, 2009.

In connection with the Change of Control, the Company also changed its business plan.  Mass Hysteria Entertainment, Inc. (“MHe”) is an innovative motion picture studio that produces branded young adult film content for theatrical, DVD, and television distribution managed by the former Chairman/CEO of National Lampoon, Inc. MHe’s plan is to produce a minimum of three theatrical films a year that appeal specifically to the youth market.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Joseph Meuse resigned as a member of the Company's Board of Directors effective as of August 5, 2009.  Joseph Meuse also resigned as the Company's President and Secretary effective August 5, 2009.  At the time of resignation, Mr. Meuse was not a member of any committee on the board of directors.  The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

On August 5, 2009, Daniel Grodnik was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary.  As of the date of this filing, Mr. Grodnik has not been appointed to any committee of the board of directors.

Mr. Daniel Grodnik, Chairman & President

Mr. Grodnik has worked in the movie industry for almost thirty years.  He has served as the Chairman and CEO of the National Lampoon, a publicly traded entertainment company.  Currently, he is in prep on “Carjacked” starring Ron Perlman and Rose McGowan and “The Courier” an action film directed by Russell Mulcahy. Mr. Grodnik is in post-production on a romantic comedy entitled, “Overnight” and in development on 4 new theatrical films with two-time Academy Award winner for Best Picture, (“The Godfather” and “Million Dollar Baby”) Albert S. Ruddy. Mr. Grodnik’s recent films include his third original movie for the Sci-Fi Channel entitled “Yeti” which aired in November and received the second highest rating of the year for a Saturday night premiere. Also, in November, Mr. Grodnik and Mr. Ruddy’s film, “Camille” starring Sienna Miller (Factory Girl) and James Franco (Spiderman III), began its theatrical release. In May of 08, the Sci-Fi Channel aired, “Never Cry Werewolf” which was the third highest rated Sunday Night movie in the history of the channel. Additionally, Mr. Grodnik currently has a thriller in release entitled “Hallowed Ground”, written and directed by David Benullo (“Around the World in 80 Days”) and starring Jaime Alexander (Rest Stop) and a Danielle Steel adaptation for Newline entitled “Safe Harbour”, starring Melissa Gilbert.  Mr. Grodnik was nominated for a Golden Globe for best picture on his production of “Bobby”. The movie had an all-star cast including Anthony Hopkins, Demi Moore, Sharon Stone, Helen Hunt, Lawrence Fishburne, Elijah Wood, Lindsay Lohan, William H. Macy, Nick Cannon, and Heather Graham.

In 2006, Mr. Grodnik went to Little Rock, Arkansas with actress Ashley Judd to produce a coming-of-age drama entitled, “Come Early Morning”. The movie had its’ North American premiere at the Sundance Film Festival.

In 2003-2004 Mr. Grodnik partnered with Franchise Pictures founder Andrew Stevens to produce several action and sci-fi titles that included; “Pursued” for Lion’s Gate starring Christian Slater, “Blood Angels” starring Lorenzo Lamas for Screen Media and Universal Pictures, “Sea Ghost,” “Deep Evil,” “Glass Trap,” and “Blue Demon” for Blockbuster Entertainment.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which Mr. Grodnik is a party in connection with this appointment as a director and an officer of this Company.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

To better reflect the Company’s new business plane, on June 25, 2009, we filed a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State for the State of Nevada changing our name to “Mass Hysteria Entertainment, Inc.,” to better reflect our business plan. A copy of the Certificate of Amendment to our Articles of Incorporation is attached hereto as Exhibit 3(i).1.

ITEM 8.01 OTHER EVENTS.

On June 23, 2009, the directors of the Company approved a 3 for 1 forward stock split (the “Forward Split”) of the Company’s issued and outstanding common stock by written consent in lieu of a special meeting in accordance with the Nevada Corporation Law.

On June 29, 2009, we notified FINRA of the Name Change and the Forward Split.  On July 31, 2009, FINRA declared the Name Change effective and as a result of the effectiveness of the Name Change our symbol was changed to MHYS.  FINRA also declared our Forward Split effective with a record date of June 23, 2009 and a payable date of August 5, 2009.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Shell company transactions. None
(d)	Exhibits.
	Exhibit #	Description
	3(i).1	Certificate of Amendment to the Articles of Incorporation

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Mass Hysteria Entertainment, Inc.

By:	/s/ Daniel Grodnik
Daniel Grodnik Mass Hysteria Entertainment, Inc. President

 Dated: August 10, 2009